UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On June 2, 2022, DSS, Inc. (“Company”) amended its Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the total number of authorized shares of the Company’s common stock from 200,000,000 shares to 500,000,000 shares (“Charter Amendment”).

The Charter Amendment was previously approved by the board of directors of the Company (“Board”), subject to the stockholder approval, and approved by the Company’s stockholders at a special meeting of stockholders held on May 17, 2022, as further described in the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2022.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to By-Laws

On June 2, 2022, the Company amended its Fifth Amended and Restated By-Laws, as amended (“Amended By-Laws”), for purposes of reducing the quorum required to hold meetings of the Company’s stockholders (“Quorum Requirement”). The Amended By-Laws reduced the Quorum Requirement from a majority to 35% of the stock issued and outstanding.

The Amended By-Laws was previously approved by the Board, subject to the stockholder approval, and approved by the Company’s stockholders at a special meeting of stockholders held on May 17, 2022, as further described in the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2022.

The foregoing description of the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation of DSS, Inc.
3.2	Amendment No. 1 to Fifth Amended and Restated By-laws of DSS, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

Dated: June 3, 2022	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer